                                                                 EXHIBIT 10.31.3

             FIRST AMENDMENT TO NOTE, LOAN AGREEMENT, ENVIRONMENTAL
                  INDEMNITY AGREEMENT AND OTHER LOAN DOCUMENTS

         FIRST AMENDMENT TO NOTE, LOAN AGREEMENT, ENVIRONMENTAL INDEMNITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") made the 31st day of July, 2003, by each of the entities identified on Schedule I attached hereto, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Original Owner"), each of the entities identified on Schedule II attached hereto, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Original Operating Lessee") (Original Owner and Original Operating Lessee, individually and collectively, as the context may require, "Original Loan Party"), each of the entities identified on
Schedule III attached hereto, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Additional Owner"), each of the entities identified on Schedule IV attached hereto, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Substitute Operating Lessee") (Additional Owner and Substitute Operating Lessee, individually and collectively, as the context may require, "Additional Loan Party"), FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("FelCor Lodging"; Original Loan Party, FelCor Lodging and Additional Loan Party hereinafter referred to, individually and collectively, as the context may require, as "Loan Party"), and JPMORGAN CHASE BANK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017 ("Lender").

                                    RECITALS:

         Lender has made a loan (the "Loan") to Original Owner and FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company ("FelCor BWI"; together with Original Owner (other than FELCOR HOTEL ASSET COMPANY, L.L.C.), individually and collectively, as the context may require, "Original Borrower") in the principal amount of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00), or so much thereof as may be advanced pursuant to a Loan Facility Agreement, dated June 18, 2003, among Original Borrower, FCH/DT BWI HOTEL, L.L.C., a Delaware limited liability company ("FCH BWI") and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), which Loan is evidenced by the Note and secured by, among other things, the Security Instruments. The Loan is further secured or evidenced by that certain (a) Environmental Indemnity Agreement, dated June 18, 2003, given by Original Loan Party and FelCor Lodging (individually and collectively, as the context may require, "Indemnitor") to Lender (the "Environmental Indemnity") and (b) Environmental Indemnity Agreement (Maryland), dated June 18, 2003, given by FCH/DT BWI Holdings, L.P., a Delaware limited partnership, FCH BWI, FCH/DT Leasing, L.L.C., a Delaware limited liability company and FelCor Lodging (individually and collectively, as the context may require, "Maryland Indemnitor") to Lender (the "Maryland Environmental Indemnity").

         On the date hereof and pursuant to Section 2.9 of the Loan Agreement, Additional Owner and Substitute Operating Lessee are being added as additional Borrowers and substitute Operating Lessees, respectively, under the Loan Agreement. Loan Party and Lender have agreed in the manner hereinafter set forth to modify the terms and provisions of the Note, the Loan Agreement, the Environmental Indemnity, the Maryland Environmental Indemnity and the other Loan Documents to reflect the foregoing. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

         In consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

         1. Additional Owner does hereby, jointly and severally, assume the Debt and all of the Obligations and agrees to pay the principal sum of the Loan together with interest at the applicable interest rate in accordance with the terms of the Loan Documents, as modified, and to observe, comply with and perform all of the terms, covenants, conditions and indemnifications of the Loan Documents on the part of Borrower to be performed arising from and after the date hereof, as modified, with the same force and effect as if the Loan Documents had originally been executed by Additional Owner. Additional Owner hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Additional Owner as Borrower and Indemnitor thereunder, as of the date hereof.

         2. Substitute Operating Lessee does hereby, jointly and severally, agree to observe, comply with and perform all of the terms, covenants, conditions and indemnifications of the Loan Documents on the part of Operating Lessee to be performed arising from and after the date hereof, as modified, with the same force and effect as if the Loan Documents had originally been executed by Substitute Operating Lessee. Substitute Operating Lessee hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Substitute Operating Lessee as Operating Lessee and Indemnitor thereunder, as of the date hereof.

         3. Original Borrower and Additional Owner confirm that they are jointly and severally liable for the payment in full of the Loan and all other sums owing under any of the Loan Documents and the performance of all of the Obligations. Notwithstanding anything to the contrary contained in this Amendment, the liability of Original Borrower and Additional Owner, as Borrower under the Loan Agreement, to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Note, the Security Instruments, the Loan Agreement and the other Loan Documents shall be limited as set forth in Section 9.4 of the Loan Agreement.

         4.       The Loan Documents are modified such that:

                  (a) Wherever the term "Borrower" appears in the Loan Documents, it shall be deemed to include Additional Owner; and

                  (b) Wherever the term "Operating Lessee" appears in the Loan Documents, it shall be deemed to mean Substitute Operating Lessee.

         5.       The Environmental Indemnity is modified such that:

                  (a) Wherever the term "Indemnitor" appears in the Environmental Indemnity, it shall be deemed to include Additional Loan Party;

                  (b) Wherever the term "Owner" appears in the Environmental Indemnity, it shall be deemed to include Additional Owner; and

                  (c) Wherever the term "Operating Lessee" appears in the Environmental Indemnity, it shall be deemed to mean Substitute Operating Lessee.

         6.       The Maryland Environmental Indemnity is modified such that:

                  (a) Wherever the term "Indemnitor" appears in the Maryland Environmental Indemnity, it shall be deemed to include DJONT/JPM BWI LEASING, L.L.C., a Delaware limited liability company; and

                  (b) Wherever the term "Operating Lessee" appears in the Maryland Environmental Indemnity, it shall be deemed to mean DJONT/JPM BWI LEASING, L.L.C., a Delaware limited liability company.

         7. The text "two (2)" set forth in Section 2.7(a) of the Loan Agreement entitled "INCREASING AVAILABLE FACILITY AMOUNT" is deleted in its entirety and replaced with the text "four (4)".

         8. Loan Party and Lender acknowledge and agree that in the event that any of the Properties set forth on Schedule V attached hereto (the "Proposed New Properties") are added as security for the Loan pursuant to the terms and provisions of Section 2.7(a) of the Loan Agreement within forty-five
(45) days after the date hereof, such Proposed New Properties shall not count towards the four (4) additional properties limitation set forth in Section 2.7(a) of the Loan Agreement. In the event that any of the Proposed New Properties are added at any time following the aforesaid forty-five (45) day period, such Proposed New Properties shall count towards the four (4) additional properties limitation set forth in Section 2.7(a) of the Loan Agreement.

         9. Except as provided in this Section 9, Lender does hereby relieve and release FELCOR/JPM NASHVILLE HOTEL, L.L.C., a Delaware limited liability company ("Nashville Borrower") from any and all liability or obligation to make the payments of principal, interest or sums otherwise due under the Loan Documents, including any accrued interest, and from any and all liability or obligation to observe, comply with or perform any of the terms, covenants or conditions of the Loan Documents. Notwithstanding the foregoing, this Amendment shall not affect, impair or diminish the obligations of Nashville Borrower to Lender under the terms of the

Loan Documents that expressly survive any termination or release thereunder. Lender shall promptly release any Lien of the Security Instruments and any related UCC Financing Statements encumbering any of the Property of Nashville Borrower or DJONT Operations, L.L.C., a Delaware limited liability company.

         10. Lender does hereby relieve and release Original Operating Lessee from any and all liability or obligation to observe, comply with or perform any of the terms, covenants or conditions of the Loan Documents. Upon written request, Lender shall promptly release any Lien of the Security Instruments and any related UCC Financing Statements inadvertently encumbering any of the property of Original Operating Lessee other than the Property.

         11. Loan Party acknowledges and agrees that, with respect to any Conversion pursuant to Section 9.1 of the Loan Agreement whereby the resulting Fixed Rate CMBS Loan has an original principal balance equal to or greater than $15,000,000.00, in addition to the requirements of such Section 9.1, Loan Party shall cause Manager to amend the Assignment of Management Agreement delivered by such Manager to require such Manager to (i) agree that Property Account Bank shall transfer to the Manager Account, as directed by Manager, amounts necessary to pay (A) the Monthly Operating Expense Amount for the then current calendar month, which such amount shall not materially deviate from the corresponding monthly amount for Operating Expenses (less Taxes and incentive management fees) set forth in the applicable Approved Annual Budget (i.e., to the extent by more than fifteen (15%) percent of the quarterly amount for Operating Expenses (less Taxes and incentive management fees) set forth in the applicable Approved Annual Budget for the calendar quarter in which such calendar month occurs), plus (B) any unpaid Operating Expenses (less Taxes and incentive management fees) attributable to the then prior calendar month, (ii) acknowledge that on the Business Day prior to the last Business Day of the then current calendar month, the Property Account Bank will transfer all remaining funds in the Property Account to the Lockbox Account, (iii) acknowledge and agree that all incentive management fees for such Manager shall be paid to Manager by Borrower after all disbursements from the Lockbox Account have been made in accordance with Section 3.7(b)(i)-(vii) of the Loan Agreement, and (iv) acknowledge and agree that, after the occurrence of (i) and (ii) above, the Property Account may not have sufficient funds immediately available for the payment of Operating Expenses for the upcoming calendar month until such time as Borrower, Manager or Operating Lessee, as the case may be, deposits all Gross Income from Operations into the Property Account for such upcoming calendar month.

         12. Loan Party acknowledges that, except as expressly set forth herein, nothing contained herein shall be construed to relieve Loan Party from its respective obligations under the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity, the Maryland Environmental Indemnity and the other Loan Documents.

         13.      Loan Party ratifies and confirms to Lender as of the date
F hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, covenants, indemnifications and provisions of the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity, the Maryland Environmental Indemnity and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

         14. Loan Party represents, warrants and covenants that Loan Party has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

         15. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.

         16. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

         17. This Amendment shall be binding upon and inure to the benefit of Loan Party, Lender and their respective successors and assigns.

         18. This Amendment maybe executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         19. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

         20. This Amendment shall be governed by and construed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Loan Party and Lender have executed this Amendment the day and year first above written.

                                        ORIGINAL OWNER:

                                        FELCOR/JPM ATLANTA CP HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ---------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM ATLANTA ES HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM AUSTIN HOLDINGS, L.P., a
                                        Delaware limited partnership

                                        By:  FELCOR/JPM AUSTIN HOTEL, L.L.C., a
                                             Delaware limited liability company,
                                             its general partner

                                             By:  /s/ Joel M. Eastman
                                                  ------------------------------
                                                  Joel M. Eastman
                                                  Vice President

                                        FELCOR/JPM MANDALAY HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM NASHVILLE HOTEL, L.L.C., a
                                        Delaware limited liability company


                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM ORLANDO HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM PHOENIX HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/JPM WILMINGTON HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        ORIGINAL OPERATING LESSEE:

                                        BHR OPERATIONS, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT LEASING, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT OPERATIONS, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FCH/DT LEASING, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FCH/DT LEASING II, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FELCOR/TRS HOLDINGS, L.P., a Delaware
                                        limited partnership

                                        By: FelCor TRS I, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: /s/ Joel M. Eastman
                                                -------------------------------
                                                Joel M. Eastman
                                                Vice President

                                        FELCOR LODGING:

                                        FELCOR LODGING LIMITED PARTNERSHIP, a
                                        Delaware limited partnership

                                        By:  FELCOR LODGING TRUST INCORPORATED,
                                             a Maryland corporation, its general
                                             partner

                                             By:  /s/ Joel M. Eastman
                                                  -----------------------------
                                                  Joel M. Eastman
                                                  Vice President

                                        FELCOR BWI:

                                        FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            ----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        SUBSTITUTE OPERATING LESSEE:

                                        DJONT/JPM ATLANTA CP LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT/JPM AUSTIN LEASING, L.P., a
                                        Delaware limited partnership

                                        By:  DJONT/JPM AUSTIN TENANT CO.,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner

                                             By: /s/ Joel M. Eastman
                                                 ------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                        DJONT/JPM MANDALAY LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT/JPM PHOENIX LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        DJONT/JPM BWI LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT/JPM ORLANDO LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT/JPM WILMINGTON LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        DJONT/JPM ATLANTA ES LEASING, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FCH/DT BWI HOTEL, L.L.C., a Delaware
                                        limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        FCH/DT BWI HOLDINGS, L.P., a Delaware
                                        limited partnership

                                        By:  FCH/DT HOTELS, L.L.C., a Delaware
                                             limited liability company, its
                                             general partner

                                             By:  /s/ Joel M. Eastman
                                                  ------------------------------
                                                  Joel M. Eastman
                                                  Vice President

                                        ACKNOWLEDGED AND AGREED:

                                        FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                        Delaware limited liability company

                                        By:  /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                        LENDER:

                                        JPMORGAN CHASE BANK, a New York banking
                                        corporation

                                        By: /s/ Michael Mesard
                                            -----------------------------------
                                            Name:  Michael Mesard
                                            Title: Vice President

                                   SCHEDULE I

                                 ORIGINAL OWNER

1.   FelCor/JPM Atlanta CP Hotel, L.L.C., a Delaware limited liability company

2.   FelCor/JPM Atlanta ES Hotel, L.L.C., a Delaware limited liability company

3.   FelCor/JPM Austin Holdings, L.P., a Delaware limited partnership

4.   FelCor/JPM Mandalay Hotel, L.L.C., a Delaware limited liability company

5.   FelCor/JPM Nashville Hotel, L.L.C., a Delaware limited liability company

6.   FelCor/JPM Orlando Hotel, L.L.C., a Delaware limited liability company

7.   FelCor/JPM Phoenix Hotel, L.L.C., a Delaware limited liability company

8.   FelCor/JPM Wilmington Hotel, L.L.C., a Delaware limited liability company

9.   FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company(1)

----------
(1) Fee owner of the Holiday Inn Select - Orlando Airport Property. Not a borrower under the Note but an Indemnitor under the Environmental Indemnity.

                                  SCHEDULE II

                            ORIGINAL OPERATING LESSEE

1.   BHR Operations, L.L.C., a Delaware limited liability company

2.   DJONT Leasing, L.L.C., a Delaware limited liability company

3.   DJONT Operations, L.L.C., a Delaware limited liability company

4.   FCH/DT Leasing, L.L.C., a Delaware limited liability company

5.   FCH/DT Leasing II, L.L.C., a Delaware limited liability company

6.   FelCor/TRS Holdings, L.P., a Delaware limited partnership

                                  SCHEDULE III

                                ADDITIONAL OWNER

1.   None.

                                   SCHEDULE IV

                           SUBSTITUTE OPERATING LESSEE

1.   DJONT/JPM Atlanta CP Leasing, L.L.C., a Delaware limited liability company

2.   DJONT/JPM Austin Leasing, L.P., a Delaware limited partnership

3.   DJONT/JPM Mandalay Leasing, L.L.C., a Delaware limited liability company

4.   DJONT/JPM Phoenix Leasing, L.L.C., a Delaware limited liability company

5.   DJONT/JPM BWI Leasing, L.L.C., a Delaware limited liability company

6.   DJONT/JPM Orlando Leasing, L.L.C., a Delaware limited liability company

7.   DJONT/JPM Wilmington Leasing, L.L.C., a Delaware limited liability company

8.   DJONT/JPM Atlanta ES Leasing, L.L.C., a Delaware limited liability company

                                   SCHEDULE V

                             PROPOSED NEW PROPERTIES

==================================================================================================================
               Property Name                   Property Address                    County         City       State
==================================================================================================================
1  DoubleTree Guest Suites - Walt Disney  2305 Hotel Plaza Boulevard            Orange          Lake Buena    FL
   World Resort                                                                                 Vista
------------------------------------------------------------------------------------------------------------------
2  Holiday Inn Orlando International      6515 International Drive              Orange          Orlando       FL
   Drive Resort
------------------------------------------------------------------------------------------------------------------
3  Embassy Suites Hotel -  Boca Raton     661 N.W. 53rd Street                  Palm Beach      Boca Raton    FL
------------------------------------------------------------------------------------------------------------------
4  Atlanta Airport- Crowne                1325 Virginia Avenue                  14th District-  Atlanta       GA
   Plaza                                                                        Fulton
------------------------------------------------------------------------------------------------------------------
5  Holiday Inn San Antonio - Downtown     318 West Durango                      Bexar           San Antonio   TX
   (Market Square)
------------------------------------------------------------------------------------------------------------------
6  Austin Town Lake - Holiday Inn         20 North Interregional Highway (I35)  Travis          Austin        TX
------------------------------------------------------------------------------------------------------------------